SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                Form 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 1999

                          Commerce Group Corp.
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          (Exact name of registrant as specified in its charter)



    Wisconsin                 1-7375                      39-1942961
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(State or other       (Commission File Number)       (IRS Employer
jurisdiction of                                     Identification No.)
incorporation)



         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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          (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312

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ITEM 5.  OTHER EVENTS MATERIAL DISCLOSURE

The following news releases were issued on July 26, 1999 and August 2, 1999 respectively:

     MyInternet.to Introduced by Commerce Group Corp.'s Subsidiary

MILWAUKEE--(BUSINESS WIRE)--July 26, 1999--Commerce Group Corp.'s (OTC BB:CGCO) subsidiary Ecomm Group Inc. (Ecomm) Monday announced, ahead of schedule, the launching of its new MyInternet.to Web Portal.

MyInternet.to is "a one stop gateway to the Internet" and provides full range of the Web's most popular services with a differentiating twist in order to compete with popular portals similar to Yahoo! (NASDAQ:YHOO) or Lycos. Ecomm Chief Executive Officer and Interactive Business Channel Inc. (IBC) President Matthew Marcus, a manager and developer of MyInternet.to, stated, "This is the first major step toward acquiring synergistic Internet companies in order to develop and consolidate certain fragmented niches of the Internet community."

Ecomm believes that a significant opportunity exists to develop and consolidate certain fragmented niches of the Internet community into a Web portal. An Internet portal is a hub or gateway to the Internet, such as Excite (NASDAQ:XCIT), Lycos (NASDAQ:LCOS), Go2Net and Infoseek (NASDAQ:SEEK), that provides many services and features for its visitors.

MyInternet.to provides a gateway to the Web's most popular destinations and services. These gateways and services include free Web-based e-mail similar to HotMail (NASDAQ:MSFT), free Web page communities similar to GeoCities (NASDAQ:GCTY), chat communities similar to TalkCity, auctions similar to e-Bay (NASDAQ:EBAY) and uBid (NASDAQ:UBID), targeted advertising similar to DoubleClick (NASDAQ:DCLK) and Flycast, a personalized start page similar to Netscape (NASDAQ:NSCP), Internet directory similar to Yahoo!, and e-commerce similar to Amazon.com (NASDAQ:AMZN), OnSale (NASDAQ:ONSL) and Digital River (NASDAQ:DRIV).

Roll Up Strategy

Ecomm seeks to acquire synergistic niche Web sites. Ecomm has invited Internet companies to participate in its acquisition program which provides:

-- An interactive online environment in which content is updated frequently and visitors are active participants, interacting with both users and one another;

-- Content that captures and retains visitors' interest by entertaining, providing varying perspectives and encouraging users to participate or take action on the information provided;

-- Ease of use of the Internet site through its design, communication and navigation features and tools; and advertising and sponsorship opportunities through an approach combining brand integration, animated advertising, product promotion and content area sponsorship.

Strategic Partners

Ecomm has aligned itself with strategic partners Webzter.com and IBC in order to successfully execute its Internet strategy. Webzter.com will assist in all aspects of hosting, developing, and managing the new portal and is a well established specialist in "Internetizing" companies. Webzter has successfully assisted other public and private companies with their transformation into Internet-centric companies including Sims (NASDAQ:SIMS) and GTC Telecommunications (OTC BB:GTCC).

IBC has extensive experience in assisting public companies in all aspects of Internet business development, marketing, and executing Internet strategy in exchange for equity ownership. IBC's own investment Web portal, http://www.ibchannel.com, is one of the leading guides to investing on the Internet.

In the past year, IBC has retained equity in a broad stock portfolio of emerging Internet companies including USURF America (usrf.com),
Webzter.com, WorldPort (WRDP.com), Sims, Intermost.com, Intelliquis.com, Nutritioncafe.com, FinelineProperties.com, WorldWide Medical, ComTech, cytation.com and Primesource.

Statements in this release are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risk and uncertainties, including without limitation, continued acceptance of the company's services, increased levels of competition for the company, and dependence on the performance of the management of the company.

                Commerce's MyInternet.to Enters into an
                  Affiliate Program with Dell Computer

MILWAUKEE--(BUSINESS WIRE)--Aug. 2, 1999--Commerce Group Corp. (OTC BB:CGCO) Monday announced that its subsidiary, Ecomm Group Inc.'s new MyInternet.to Web portal, has been accepted in the Dell Computer (NASDAQ:DELL) affiliate program. Ecomm will earn a commission on any orders placed by shoppers who go to the site from the MyInternet.to Web portal.

The MyInternet.to site has had a tremendous response from visitors. Commerce and Ecomm expect more affiliations which will add to current revenue streams. MyInternet.to is continuing to develop other complementary e-commerce programs designed around specific vertical e-commerce markets.

Commerce's Joint Venture continues to produce gold mined from its San Sebastian Gold Mine located in the Republic of El Salvador.

This release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Commerce believes that the expectations reflected in the forward-looking statements and assumptions upon which forward-looking statements are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct.

This Form 8-K includes certain "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, included herein, including without limitation, statements regarding potential mineralization and reserves, exploration results, and future plans and objectives of Commerce Group Corp. ("Commerce"), are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from Commerce's expectations are disclosed under various sections of this and other documents filed from time to time with the United States Securities and Exchange Commission, the Boston Stock Exchange, Inc., and the National Association of Security Dealers Automated Systems.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)


                              /s/ Edward L. Machulak
                              ___________________________________________
Date:  August 5, 1999         By:  Edward L. Machulak, President